UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-05407

Trust for Credit Unions

(Exact name of registrant as specified in charter)

4400 Computer Drive

Westborough, MA 01581

(Address of principal executive offices) (Zip code)

Copies to:
Jay Johnson Callahan Financial Services, Inc. 1001 Connecticut Avenue NW, Suite 1001 Washington, DC 20036	Mary Jo Reilly, Esq. Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 342-5828

Date of fiscal year end: August 31

Date of reporting period: August 31, 2008

Explanatory Note:

Registrant is filing this amendment to its Form N-CSR for the fiscal year ended August 31, 2008, originally filed with the Securities and Exchange Commission on November 10, 2008 (Accession Number 0000935069-08-002644). The sole purpose of this amendment is to correct the line graphs included in the sections entitled “Performance Comparison” for each of the TCU Money Market Portfolio, TCU Ultra-Short Duration Government Portfolio and TCU Short Duration Portfolio on pages 12, 13 and 14 of Registrant’s Annual Report to Shareholders for the fiscal year ended August 31, 2008 filed with the original Form N-CSR filing. Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

TRUST FOR CREDIT UNIONS

(the “Trust”)

Supplement to the Trust’s Annual Report to Shareholders

for the fiscal year ended August 31, 2008

(the “2008 Annual Report”)

The line graphs in the sections entitled “Performance Comparison” for each of the TCU Money Market Portfolio, TCU Ultra-Short Duration Government Portfolio and TCU Short Duration Portfolio on pages 12, 13 and 14, respectively, of the 2008 Annual Report have been revised to read as set forth on the attached revised pages 12, 13 and 14.

This Supplement is dated December 19, 2012

PERFORMANCE COMPARISON

TCU MONEY MARKET PORTFOLIO (Unaudited)

The following data for the Money Market Portfolio is supplied for the period ended August 31, 2008. The Portfolio is compared to its benchmark assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Money Market (“MMP”)	$10,000	iMoney Net First Tier Institutional Only (“iMoney Net”)

Money Market Portfolio’s 10 Year Performance

Average Annual Total Return
One Year	Five Year	Ten Year	Since Inception(b)
3.36%	3.32%	3.62%	4.75%

(a)	For comparative purposes, the initial investment is assumed to be made on September 1, 1998.

(b)	The Money Market Portfolio commenced operations on May 17, 1988.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. Investments in the TCU Money Market Portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Portfolio. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

12

PERFORMANCE COMPARISON

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (Unaudited)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Ultra-Short Duration Government Portfolio is supplied for the period ended August 31, 2008. The Portfolio is compared to its benchmarks assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Ultra-Short Duration Government (“USDGP”)	$10,000	Lehman Brothers Mutual Fund Short (1-2 year) Government Index (“Lehman 1-2 Gov’t Index”); 1-Year U.S. Treasury Note Index (“1-year T-Note”); 6-Month U.S. Treasury Bill Index (“6-month T-Bill”).

Ultra-Short Duration Government Portfolio’s 10 Year Performance

Average Annual Total Return
One Year	Five Year	Ten Year	Since Inception(b)
4.17%	3.61%	4.24%	3.81%

(a)	For comparative purposes, the initial investment is assumed to be made on September 1, 1998.

(b)	The Ultra-Short Duration Government Portfolio commenced operations on July 10, 1991.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s units, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

13

PERFORMANCE COMPARISON

TCU SHORT DURATION PORTFOLIO (Unaudited)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Short Duration Portfolio is supplied for the period ended August 31, 2008. The Portfolio is compared to its benchmarks assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Short Duration (“SDP”)	$10,000	Lehman Brothers Mutual Fund Short (1-3 year) Government Index (“Lehman 1-3 Gov’t Index”); 2-Year U.S. Treasury Note Index (“2-year T-Note”).

Short Duration Portfolio’s 10 Year Performance

Average Annual Total Return
One Year	Five Year	Ten Year	Since Inception(b)
3.83%	3.50%	4.50%	4.50%

(a)	For comparative purposes, the initial investment is assumed to be made on September 1, 1998.

(b)	The Short Duration Portfolio commenced operations on October 9, 1992.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s units, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

14

Money Market Portfolio

Ultra-Short Duration Government Portfolio

Short Duration Portfolio

Annual Report

August 31, 2008

The reports concerning the Portfolios included in this unitholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

TCU files the complete schedule of portfolio holdings of each Portfolio with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling I-800-SEC-0330.

An investment in the TCU Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Portfolio.

The TCU Ultra-Short Duration Government Portfolio and the TCU Short Duration Portfolio are not money market funds. Investors in these Portfolios should understand that the net asset values of the Portfolios will fluctuate, which may result in a loss of the principal amount invested. The Portfolios’ net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolios if held to maturity and not to the value of the Portfolios’ units. The Portfolios’ investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

Holdings and allocations shown may not be representative of current or future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution unless preceded or accompanied by a current Prospectus. Investors should consider a Portfolio’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing or sending money. The Prospectus contains this and other information about the Portfolios.

Callahan Financial Services, Inc. is the distributor of the TCU Portfolios.

This report is for the information of the unitholders of Trust for Credit Unions (the “Trust”). Its use in connection with any offering of units of the Trust is authorized only in the case of a concurrent or prior delivery of the Trust’s current prospectus.

Trust for Credit Unions (“TCU”)

Dear Credit Union Unitholders,

In this our 20th year, Trust for Credit Unions (“TCU”) continues to focus on providing credit unions the ability to diversify their investments into professionally managed mutual funds. As the first family of mutual funds created exclusively by and for credit unions, investments by TCU are strictly limited to those authorized for federal credit unions under National Credit Union Administration regulations. Despite unprecedented volatility and uncertainty in the market, TCU balances increased over the past 12 months to $1.57 billion, reflecting the value of having these investment options available to credit unions.

August 31 marked the end of the fiscal year for TCU. The interest rate environment changed dramatically during the fiscal year as the Federal Open Market Committee lowered the Federal Funds target rate by 325 basis points to 2.00%. Disruption in the credit markets reached unprecedented levels as the 2009 fiscal year began. The Federal Reserve and Treasury Department continue to work closely together to stabilize markets as we finalize this Annual Report.

Declining rates resulted in lower yields for the TCU Portfolios during the fiscal year. The rate on the Money Market Portfolio declined from 5.29% on August 31, 2007 to 2.10% on August 31, 2008. The distribution rate on the Ultra-Short Duration Portfolio moved from 4.88% in August 2007 to 2.75% one year later. The distribution rate on the Short Duration Portfolio also declined over this period, from 4.75% to 3.50%.

Market fluctuations were also reflected in the net asset values (NAVs) of the TCU Portfolios during the year. The NAV of the Ultra-Short Duration Government Portfolio ended the fiscal year where it began, however, at $9.45. The NAV of the Short Duration Portfolio declined from $9.50 to $9.44 over the fiscal year. In a year in which “mark to market” was a challenge in many sectors, the TCU Portfolios continued as normal with NAVs posted daily and funds remaining liquid for unitholders every day.

Credit unions continue to post solid performance despite the uncertain economy. Growth in both loan and share balances accelerated through the first half of 2008, rising 7.3% and 6.7%, respectively, over the 12 months ended June 30. Investment balances rose 8.6%, topping $226 billion. Sound balance sheets and a focus on members continue to serve credit unions well in today’s volatile environment.

The partnership between the 40 leading credit unions that serve, along with Callahan Financial Services, as TCU administrator and Goldman Sachs Asset Management remains strong as our third decade together begins. In 2008, we welcomed PNC Global Investment Servicing as the provider of certain operational services for TCU. This combination will enhance TCU’s ability to provide more options and deliver relevant information to credit union investors.

We also welcome Stan Hollen, Gene O’Rourke and Joe Peek as new Trustees to our organization. Each brings new perspectives and insights into how we can better serve our unitholders. We want to thank outgoing Trustees Ed Callahan, Tom Condit, Betty Hobbs and Mike Riley for their many years of outstanding contributions to TCU.

We encourage you to visit our newly launched website, www.TrustCU.com, for the most current information on the Portfolios, including month-end portfolio holdings. We appreciate your investment in Trust for Credit Unions.

Sincerely,

Charles W. Filson

President

Callahan Financial Services, Inc.

and Trust for Credit Unions

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS

TCU MONEY MARKET PORTFOLIO

Objective

The objective of the TCU Money Market Portfolio (“MMP” or the “Portfolio”) is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act.

Performance Review

For the one-year period that ended August 31, 2008, the MMP had a one-year simple average yield of 3.36%. This compared to the 3.53% return of the iMoneyNet First Tier – Institutional Only Average (“iMoneyNet benchmark”) for the same period.

As of August 31, 2008, the Portfolio had standardized seven-day current and effective yields, with fee waivers, of 2.13% and 2.15%, respectively. As of that date, the Portfolio’s standardized seven-day current and effective yields, without fee waivers, would have been 1.94% and 1.96%, respectively. The standardized 7-day current and effective yields are calculated in accordance with industry regulations and do not include capital gains. The standardized 7-day current yield may differ slightly from the actual distribution rate because of the exclusion of distributed capital gains, which are non-recurring. The standardized 7-day effective yield assumes reinvestment of all dividends.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above. Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Portfolio. Unless otherwise noted, performance reflects fee waivers in effect. In their absence, performance would be reduced.

Portfolio Composition and Investment Strategies

During the reporting period, the macro backdrop was dominated by the fallout from the housing market crisis, tight credit markets and a deteriorating labor market. These factors weighed heavily on consumers, with consumer sentiment, as measured by the University of Michigan survey, falling to a 50-year low. Credit markets continued to experience unprecedented liquidity lapses as problems in the subprime mortgage market extended into other asset classes and investors flocked to safe investments like government bonds and money market funds. The auction rate market did not come away unscathed, with many failed auctions hitting the market and investors flocking to tax-exempt money market funds.

The headlines were also dominated by the crisis surrounding the solvency of Fannie Mae and Freddie Mac during the month of July, which continued through August and early September. The U.S. government took control of these two government-sponsored entities (GSEs). Both companies were placed in conservatorship that will be run by the Federal Housing Finance Authority (FHFA). This action by the government provides support for the credit of senior GSE debt and is, therefore, positive for agency debentures and agency-guaranteed mortgage-backed securities.

The biggest move by the Federal Open Market Committee (“FOMC”) was in January – a 75 basis point (bps) inter-meeting rate cut, followed shortly thereafter with a 50 bps cut at its regularly scheduled meeting. This inter-meeting move was the largest move since the Committee adopted the practice of changing policy in 1994. The accompanying statement at the January meeting retained bias toward risk of weak growth and the need to watch inflation. Chairman Bernanke’s testimony in February recognized the economic outlook had deteriorated (weaker labor market and ongoing correction in the housing market). Inflation was an issue, but did not appear to be his predominant concern. He stated the FOMC will “act in a timely manner as needed to support growth.”

The TCU Money Market Portfolio was managed very conservatively during the fiscal year, as a negative credit environment, unprecedented stress in the financial markets and asset volatility weighed heavily on the Portfolio. Despite the FOMC lowering interest rates several times during the period and LIBOR being at historical wide levels versus the Federal Funds rate, we maintained a larger percentage in overnight investments and an overweight in agencies relative to financials. We would expect to maintain a similar structure until the current stress in the market is lifted. Looking ahead, we expect continued economic weakness, benign inflation, higher unemployment and slower growth.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Money Market Portfolio Management Team

PORTFOLIO COMPOSITION

TCU MONEY MARKET PORTFOLIO

August 31, 2008*

August 31, 2007*

*	These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

Objective

The TCU Ultra-Short Duration Government Portfolio (“USDGP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. Under normal circumstances, at least 80% of the net assets (measured at the time of purchase) of USDGP will be invested in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The Portfolio expects that a substantial portion of these securities will be mortgage-related securities. While there will be fluctuations in the NAV of the USDGP, the Portfolio is expected to have less interest rate risk and asset value fluctuation than funds investing primarily in longer-term mortgage-backed securities paying a fixed rate of interest. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. USDGP’s maximum duration is equal to that of a Two-Year U.S. Treasury Security, and its target duration is to be no shorter than that of the Six-Month U.S. Treasury Bill Index and no longer than that of the One-Year U.S. Treasury Note Index, each as reported by Merrill Lynch. As of August 31, 2008, the Portfolio’s actual duration was 0.87 years, compared to 0.73 years for the Nine-Month Treasury average. (The Nine-Month Treasury average represents an equally weighted blend of the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index. The Nine-Month Treasury average does not reflect any deduction of fees or expenses.)

Performance Review

For the one-year period that ended August 31, 2008, the cumulative total return of USDGP was 4.17% versus the 3.99% and 4.68% cumulative total returns of the Portfolio’s benchmarks, the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, respectively.

The Portfolio’s net asset value (“NAV”) per unit was flat during the review period, closing at $9.45, the same level it closed on August 31, 2007. During the reporting period, the yield on the Six-Month U.S. Treasury Bill Index decreased 232 basis points from 4.28% to 1.93% and the yield on the One-Year U.S. Treasury Note Index decreased 216 basis points from 4.33% to 2.17%. The yield on the Nine-Month Treasury average decreased 224 basis points from 4.31% to 2.07% over the same period. As of August 31, 2008, the Portfolio’s standardized 30-day yield was 2.99% and its distribution rate was 2.83%.

The Portfolio’s one-year, five-year and ten-year standardized total returns as of June 30, 2008 were 4.77%, 3.50%, and 4.29%, respectively. Pursuant to the provisions of the Internal Revenue Code, the Portfolio distributes substantially all of its net investment company taxable income each year. The amount of these income distributions to Unitholders, which are calculated in accordance with relevant tax requirements, can often differ from the amount of the Portfolio’s net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles.

The Portfolio’s current expense ratio after waivers and expense limitations (net) and expense ratio before waivers and expense limitations (gross) are both 0.38%. The expense ratios of the

Portfolio, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Portfolio, as supplemented, and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser or Administrator. If this occurs, the expense ratio may change without shareholder approval.

The past performance of the Portfolio is no indication of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition and Investment Strategies

Yields on U.S. Treasuries fell dramatically during the fiscal year. The front end of the yield curve steepened significantly as contagion from the mortgage crisis resulted in a global flight to quality and massive deleveraging. Concerns over the government-sponsored enterprises and the stability of the financial sector caused investors to shy away from risky assets. Credit and mortgage-related sector spreads moved to historic all-time wide levels as the markets entered a bout of illiquidity. The Federal Reserve Board (the “Fed”) took unprecedented steps to restore liquidity and stave off a financial crisis. During its October and December 2007 meetings, the Fed moved to cut the Fed Funds rate and discount rate by 25 basis points (bps) each. On December 21, 2007 the Fed made a concerted effort to inject liquidity in the market through the establishment of a temporary Term Auction Facility (TAF). In April 2008, the Fed again cut the discount rate and the target Fed Funds rate each by 25 bps, citing continued weakness in economic activity. Over the period, economic data reflected recessionary conditions. The housing market continued to falter as home prices depreciated and existing and new home sales declined. This, combined with surging oil and gas prices, a weaker dollar and a softer labor market, heightened inflation concerns. Overall, the yield on the 10-year Treasury declined 85 basis points to end the fiscal year at 3.81%.

A combination of top-down and bottom-up strategies impacted the Portfolio’s performance over the period. Tactical management of the Portfolio’s duration was a negative contributor over the fiscal year. Specifically, our underweight positioning in the front-end of the yield curve detracted from performance as short-term rates rallied significantly.

Performance also came under pressure as the spill-over effect from the deterioration in the mortgage market resulted in broad-based and indiscriminate selling. The Portfolio’s exposure to the mortgage-backed sector was the key detractor from performance during the fiscal year. The sector continued to significantly underperform due to the slowdown in the housing market, illiquidity and forced selling by leveraged investors.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

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PORTFOLIO COMPOSITION—SECTOR ALLOCATION

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

August 31, 2008*

August 31, 2007*

PORTFOLIO COMPOSITION—ISSUER ALLOCATION

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

August 31, 2008*

August 31, 2007*

*	These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Ultra-Short Duration Government Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s units. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS

TCU SHORT DURATION PORTFOLIO

Objective

The TCU Short Duration Portfolio (“SDP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. During normal market conditions, SDP intends to invest a substantial portion of its assets in mortgage-related securities, which include privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) and mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Mortgage-related securities held by SDP may include adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multi-class mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. SDP invests in obligations authorized under the Federal Credit Union Act with a maximum portfolio duration not to exceed that of a Three-Year U.S. Treasury Security and a target duration equal to that of its benchmark, the Two-Year U.S. Treasury Index as reported by Merrill Lynch. As of August 31, 2008, the Portfolio’s actual duration was 1.93 years, versus 1.86 years for its benchmark.

Performance Review

The Portfolio’s cumulative total return for the one-year period ended August 31, 2008, was 3.83%, versus a 3.84% cumulative total return for the Two-Year U.S. Treasury Index. The Portfolio’s net asset value per unit decreased during the review period, closing at $9.44, versus $9.50 on August 31, 2007, which is consistent with the rising interest rate environment. During the reporting period, the yield on the Portfolio’s benchmark decreased 184 basis points from 4.20% to 2.36%. Net asset value movements reflect, among other things, the Portfolio’s duration of 1.93 years, as well as the impact of market forces, including interest rates. As of August 31, 2008, the Portfolio’s standardized 30-day yield was 4.36% and its distribution rate was 3.69%.

The Portfolio’s one-year, five-year and ten-year standardized total returns as of June 30, 2008, were 4.60%, 3.33% and 4.68%, respectively. Pursuant to the provisions of the Internal Revenue Code, the Portfolio distributes substantially all of its net investment company taxable income each year. The amount of these income distributions to Unitholders, which are calculated in accordance with relevant tax requirements, can often differ from the amount of the Portfolio’s net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles.

The Portfolio’s current expense ratio after waivers and expense limitations (net) and expense ratio before waivers and expense limitations (gross) are both 0.38%. The expense ratios of the Portfolio, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Portfolio, as supplemented, and may differ from the expense ratios disclosed in the Financial Highlights. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser or Administrator. If this occurs, the expense ratio may change without shareholder approval.

The past performance of the Portfolio is no indication of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, will be worth more or less than their original cost.

Portfolio Composition and Investment Strategies

Yields on U.S. Treasuries fell dramatically during the fiscal year. The front end of the yield curve steepened significantly as contagion from the mortgage crisis resulted in a global flight to quality and massive deleveraging. Concerns over the government-sponsored enterprises and the stability of the financial sector caused investors to shy away from risky assets. Credit and mortgage-related sector spreads moved to historic all-time wide levels as the markets entered a bout of illiquidity. The Federal Reserve Board (the “Fed”) took unprecedented steps to restore liquidity and stave off a financial crisis. During its October and December 2007 meetings, the Fed moved to cut the Fed Funds rate and discount rate by 25 basis points (bps) each. On December 21, 2007 the Fed made a concerted effort to inject liquidity into the market through the establishment of a temporary Term Auction Facility (TAF). In April 2008, the Fed again cut the discount rate and the target Fed Funds rate each by 25 bps, citing continued weakness in economic activity. Over the period, economic data reflected recessionary conditions. The housing market continued to falter as home prices depreciated and existing and new home sales declined. This, combined with surging oil and gas prices, a weaker dollar and a softer labor market, heightened inflation concerns. Overall, the yield on the 10-year Treasury declined 85 basis points to end the fiscal year at 3.81%.

A combination of top-down and bottom-up strategies impacted the Portfolio’s performance over the period. Tactical management of the Portfolio’s duration was a negative contributor over the fiscal year. Specifically the Portfolio’s underweight position in the 2-year portion of the yield curve was a major detractor as rates dropped 184 bps during the fiscal year.

Performance came under pressure as the spill-over effect from the deterioration in the mortgage market resulted in broad-based and indiscriminate selling. Security selection of non- agency-backed adjustable-rate mortgages was the key detractor from performance for the period. Despite their seniority in the capital structure and substantial amount of credit enhancement, these securities sold off significantly due to the slowdown in the housing market, illiquidity and forced selling of high quality assets by leveraged investors.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

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PORTFOLIO COMPOSITION—SECTOR ALLOCATION

TCU SHORT DURATION PORTFOLIO

August 31, 2008*

August 31, 2007*

PORTFOLIO COMPOSITION—ISSUER ALLOCATION

TCU SHORT DURATION PORTFOLIO

August 31, 2008*

.

August 31, 2007*

*	These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Two-year U.S. Treasury Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Short Duration Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s units. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

PERFORMANCE COMPARISON

TCU MONEY MARKET PORTFOLIO

The following data for the Money Market Portfolio is supplied for the period ended August 31, 2008. The Portfolio is compared to its benchmark assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Money Market (“MMP”)	$10,000	iMoney Net First Tier Institutional Only (“iMoney Net”)

Money Market Portfolio’s 10 Year Performance

Average Annual Total Return
One Year	Five Year	Ten Year	Since Inception(b)
3.36%	3.32%	3.62%	4.75%

(a)	For comparative purposes, the initial investment is assumed to be made on September 1, 1998.

(b)	The Money Market Portfolio commenced operations on May 17, 1988.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. Investments in the TCU Money Market Portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Portfolio. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

PERFORMANCE COMPARISON

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Ultra-Short Duration Government Portfolio is supplied for the period ended August 31, 2008. The Portfolio is compared to its benchmarks assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Ultra-Short Duration Government (“USDGP”)	$10,000	Lehman Brothers Mutual Fund Short (1-2 year) Government Index (“Lehman 1-2 Gov’t Index”); 1-Year U.S. Treasury Note Index (“1-year T-Note”); 6-Month U.S. Treasury Bill Index (“6-month T-Bill”).

Ultra-Short Duration Government Portfolio’s 10 Year Performance

Average Annual Total Return
One Year	Five Year	Ten Year	Since Inception(b)
4.17%	3.61%	4.24%	3.81%

(a)	For comparative purposes, the initial investment is assumed to be made on September 1, 1998.

(b)	The Ultra-Short Duration Government Portfolio commenced operations on July 10, 1991.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s units, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

PERFORMANCE COMPARISON

TCU SHORT DURATION PORTFOLIO

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Short Duration Portfolio is supplied for the period ended August 31, 2008. The Portfolio is compared to its benchmarks assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Short Duration (“SDP”)	$10,000	Lehman Brothers Mutual Fund Short (1-3 year) Government Index (“Lehman 1-3 Gov’t Index”); 2-Year U.S. Treasury Note Index (“2-year T-Note”).

Short Duration Portfolio’s 10 Year Performance

Average Annual Total Return
One Year	Five Year	Ten Year	Since Inception(b)
3.83%	3.50%	4.50%	4.50%

(a)	For comparative purposes, the initial investment is assumed to be made on September 1, 1998.

(b)	The Short Duration Portfolio commenced operations on October 9, 1992.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s units, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

TRUST FOR CREDIT UNIONS

Money Market Portfolio

Portfolio of Investments – August 31, 2008

Par Value		Value

BANK NOTES - 3.74%
$6,000,000	Bank of America N.A.
	2.813%, 12/18/08 (a)	$6,002,809
25,000,000	Citibank N.A.
	2.660%, 12/24/08	24,789,417

	Total Bank Notes	30,792,226

	(Cost $30,792,226)

CERTIFICATES OF DEPOSIT - 4.25%
20,000,000	Wells Fargo Bank N.A.
	2.950%, 05/29/09	20,000,000
15,000,000	Bank of America N.A.
	3.010%, 02/09/09	15,000,000

	Total Certificates of Deposit	35,000,000

	(Cost $35,000,000)

U.S. GOVERNMENT AGENCY SECURITIES - 74.88%
	Federal Home Loan Bank - 53.05%
81,300,000	1.950%, 09/02/08 (b)	81,295,596
46,485,000	2.051%, 09/12/08 (b)	46,455,882
50,000,000	2.599%, 11/19/08 (a)	50,000,000
33,000,000	2.040%, 11/20/08 (a)	33,000,000
15,000,000	2.589%, 11/28/08 (a)	15,000,000
25,000,000	2.574%, 12/17/08 (a)	25,000,000
25,000,000	2.090%, 02/04/09	25,000,000
25,000,000	2.760%, 02/11/09	25,000,000
25,000,000	2.687%, 02/18/09 (a)	25,000,000
11,000,000	2.750%, 02/20/09	11,000,000
25,000,000	2.250%, 03/27/09 (a)	25,000,000
14,000,000	2.550%, 05/05/09	13,998,946
11,000,000	2.500%, 05/07/09	10,995,519
25,000,000	2.190%, 09/09/09 (a) (b)	25,000,000
25,000,000	2.390%, 12/28/09 (a)	24,984,895

		436,730,838

	Federal Home Loan Mortgage Corporation - 12.15%
25,000,000	2.639%, 12/26/08 (a)	25,000,302
25,000,000	2.450%, 04/09/09	25,000,000
50,000,000	2.451%, 09/21/09 (a)	50,000,000

		100,000,302

	Federal National Mortgage Association - 9.68%
30,000,000	2.550%, 11/17/08 (b)	29,837,658
25,000,000	2.230%, 09/03/09 (a)	24,997,493
25,000,000	2.320%, 12/29/09 (a)	24,993,376

		79,828,527

	Total U.S. Government Agency Securities	616,559,667

	(Cost $616,559,667)

Par Value		Value

TIME DEPOSITS - 8.50%
$35,000,000	Chase Bank USA N.A.
	2.000%, 09/02/08	$35,000,000
35,000,000	US Bank N.A.
	1.938%, 09/02/08	35,000,000

	Total Time Deposits	70,000,000

	(Cost $70,000,000)

REPURCHASE AGREEMENT - 8.55%
70,400,000	Deutsche Bank, 2.14%, Dated 08/29/08, matures 09/02/08, repurchase price $70,416,740, (collaterized by Federal National Mortgage Association, with interest rates of 4.50% to 7.50% due 11/01/18 to 05/01/48, total market value $71,808,000)	70,400,000

	Total Repurchase Agreement	70,400,000

	(Cost $70,400,000)
	Total Investments - 99.92%	822,751,893

	(Cost $822,751,893)
	Net Other Assets and Liabilities -0.08%	654,011

	Net Assets - 100.00%	$823,405,904

(a)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2008. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)	Discount Note. Rate shown is yield at time of purchase.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Ultra-Short Duration Government Portfolio

Portfolio of Investments – August 31, 2008

Par Value		Value

ASSET-BACKED SECURITIES - 0.66%
	Federal National Mortgage Association - 0.66%
$305,187	Series 2001-W4, Class AV1
	2.752%, 02/25/32 (a)	$275,900
567,177	Series 2002-W2, Class AV1
	2.732%, 06/25/32 (a)	512,578
1,595,774	Series 2002-T7, Class A1
	2.692%, 07/25/32 (a)	1,414,906

	Total Asset-Backed Securities	2,203,384

	(Cost $2,468,422)

COLLATERALIZED MORTGAGE OBLIGATIONS - 4.55%
	Federal Home Loan Mortgage Corporation REMIC - 0.62%
106,497	Series 1605, Class E
	6.500%, 10/15/08 (c)	106,380
32,714	Series 1604, Class FC
	3.330%, 11/15/08 (a) (c)	32,662
3,361	Series 1618, Class F
	3.540%, 11/15/08 (a) (c)	3,361
88,566	Series 1823, Class C
	6.000%, 12/15/08	88,679
99,038	Series 1698, Class FA
	3.300%, 03/15/09 (a) (c)	99,027
123,442	Series 2543, Class AD
	8.500%, 01/15/16 (d)	124,567
45,199	Series 1009, Class D
	3.100%, 10/15/20 (a)	44,949
136,960	Series 1066, Class P
	3.400%, 04/15/21 (a)	135,791
181,779	Series 1222, Class P
	3.640%, 03/15/22 (a) (b)	177,025
533,679	Series 1250, Class J
	7.000%, 05/15/22 (b)	553,413
281,095	Series 1448, Class F
	3.900%, 12/15/22 (a) (d)	281,144
429,791	Series 1720, Class PJ
	7.250%, 01/15/24 (b)	436,987

		2,083,985

	Federal National Mortgage Association REMIC - 3.84%
59,112	Series 1993-191, Class FC
	3.629%, 10/25/08 (a)	58,969
3,689	Series 1993-190, Class F
	3.879%, 10/25/08 (a) (c)	3,681
2,006,542	Series 1993-225, Class WC
	6.500%, 12/25/13 (b)	2,085,593
250,015	Series 2002-73, Class AD
	8.500%, 12/25/15 (d)	253,752
853,887	Series 1990-145, Class A
	4.533%, 12/25/20 (a)	842,014
1,102,242	Series 1991-67, Class J
	7.500%, 08/25/21 (b)	1,181,195
4,389	Series 1992-033, Class F
	3.460%, 03/25/22 (a)	4,388
964,941	Series 1992-137, Class F
	3.500%, 08/25/22 (a)	943,571
1,134,218	Series 1993-027, Class F
	3.650%, 02/25/23 (a) (c)	1,142,334

Par Value		Value

	Federal National Mortgage Association REMIC - (continued)
$500,597	Series 1998-21, Class F
	2.680%, 03/25/28 (a)	$477,623
916,246	Series 2000-16, Class ZG
	8.500%, 06/25/30 (d)	995,211
1,148,005	Series 2000-32, Class Z
	7.500%, 10/18/30	1,225,644
585,327	Series 2002-16, Class LH
	6.500%, 03/25/31 (b)	587,355
2,332,847	Series 2001-60, Class O
	3.422%, 10/25/31 (a)	2,342,095
777,616	Series 2001-70, Class OF
	3.422%, 10/25/31 (a)	776,740

		12,920,165

	Government National Mortgage Association - 0.09%
292,451	Series 2001-10, Class PD
	6.500%, 08/16/30 (b)	297,825

	Total Collateralized Mortgage Obligations	15,301,975

	(Cost $15,587,209)

MORTGAGE-BACKED OBLIGATIONS - 26.60%
	Federal Home Loan Mortgage Corporation - 1.77%
464,494	4.850%, 02/01/18 (a)	458,900
589,609	5.480%, 11/01/18 (a)	588,025
2,411,577	6.902%, 11/01/19 (a)	2,502,011
107,898	5.348%, 11/01/22 (a)	107,672
227,493	5.686%, 11/01/22 (a)	228,023
147,725	6.100%, 10/01/24 (a)	149,477
345,517	5.679%, 10/01/25 (a)	345,321
984,392	6.727%, 08/01/28 (a)	992,055
99,968	4.858%, 07/01/29 (a)	99,715
483,717	5.552%, 05/01/31 (a)	484,867

		5,956,066

	Federal Home Loan Mortgage Corporation Gold - 1.26%
63,244	6.500%, 11/01/10	65,529
476,759	6.500%, 09/01/13	489,607
409,083	6.500%, 10/01/13	420,261
162,969	6.500%, 05/01/14	167,480
209,486	6.500%, 06/01/14	215,284
1,067,736	6.000%, 12/01/14	1,101,236
718,435	8.000%, 12/01/15	761,287
875,850	6.000%, 03/01/16	898,075
129,454	6.500%, 07/01/16	133,037

		4,251,796

	Federal National Mortgage Association - 21.27%
1,301,954	6.000%, 06/01/09	1,327,542
153,080	4.441%, 10/01/13 (a)	152,365
462,973	8.500%, 04/01/16	513,255
189,366	6.174%, 07/01/17 (a)	188,247
190,775	5.582%, 11/01/17 (a)	189,555
218,776	5.777%, 11/01/17 (a)	219,665
144,760	6.027%, 11/01/17 (a)	145,905
423,428	5.865%, 03/01/18 (a)	420,116
91,419	5.634%, 05/01/18 (a)	91,180
132,400	6.133%, 06/01/18 (a)	137,081

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Ultra-Short Duration Government Portfolio

Portfolio of Investments (continued) – August 31, 2008

Par Value		Value

Federal National Mortgage Association - (continued)
$1,759,643	4.207%, 10/01/18 (a)	$1,761,293
66,635	4.650%, 02/01/19 (a)	66,859
153,893	5.322%, 05/01/19 (a)	153,451
164,591	6.864%, 12/01/19 (a)	166,191
314,427	5.155%, 01/01/20 (a)	311,965
175,113	4.898%, 05/01/20 (a)	175,252
557,007	6.367%, 05/01/20 (a)	571,352
886,775	6.570%, 02/01/22 (a)	920,029
99,480	5.533%, 01/01/23 (a)	100,077
370,779	5.914%, 03/01/24 (a)	369,302
39,665	5.860%, 04/01/25 (a)	40,187
434,366	5.647%, 10/01/25 (a)	450,655
979,311	5.732%, 02/01/27 (a)	980,802
485,860	4.178%, 07/01/27 (a)	485,421
308,917	4.805%, 07/01/27 (a)	307,889
465,125	4.685%, 01/01/29 (a)	471,430
114,225	4.670%, 02/01/29 (a)	115,733
9,171,940	4.582%, 08/01/29 (a)	9,235,758
112,830	5.013%, 07/01/31 (a)	113,641
366,178	5.483%, 07/01/32 (a)	372,263
384,314	5.788%, 07/01/32 (a)	388,969
444,301	5.691%, 09/01/32 (a)	450,901
1,856,933	5.230%, 01/01/33 (a)	1,882,003
208,847	4.387%, 06/01/33 (a)	209,509
3,332,848	4.614%, 08/01/33 (a)	3,390,103
1,550,570	4.306%, 04/01/34 (a)	1,553,175
611,877	4.079%, 07/01/34 (a)	610,941
1,048,469	4.079%, 08/01/34 (a)	1,046,869
38,844	7.000%, 10/01/35	40,732
31,704	7.000%, 09/01/36	33,213
200,387	7.000%, 12/01/36	209,924
556,011	7.000%, 03/01/37	582,438
2,452,007	7.000%, 04/01/37	2,568,450
45,356	7.000%, 06/01/37	47,493
7,263,326	5.898%, 07/01/37 (a)	7,435,946
800,310	7.000%, 08/01/37	838,049
8,045,226	6.922%, 09/01/37 (a)	8,301,668
364,108	7.000%, 09/01/37	381,259
5,157,124	8.000%, 09/01/37	5,492,769
847,185	6.500%, 10/01/37	872,799
5,931,778	7.000%, 10/01/37	6,211,185
3,227,704	8.000%, 10/01/37	3,374,463
3,507,183	6.500%, 11/01/37	3,615,257
1,443,669	4.079%, 08/01/44 (a)	1,441,471

		71,534,047

	Government National Mortgage Association - 2.30%
120,849	7.000%, 04/15/26	128,640
657,611	4.500%, 04/20/34 (a)	661,302
3,106,109	4.250%, 06/20/34 (a)	3,096,281
3,818,214	5.625%, 08/20/34 (a)	3,841,654

		7,727,877

	Total Mortgage-Backed Obligations	89,469,786

	(Cost $89,531,798)

Par Value		Value

AGENCY DEBENTURES - 17.45%
	Federal Home Loan Bank
$40,000,000	5.250%, 01/16/09	$40,358,240
	Freddie Mac Discount Notes
10,000,000	Zero coupon, 02/02/09	9,882,270
	Small Business Administration
246,003	2.825%, 03/25/14 (a)	246,891
	Sri Lanka Government Aid Bond
8,250,000	3.104%, 11/01/24 (a)	8,191,960

	Total Agency Debentures	58,679,361

	(Cost $58,780,378)

U.S. TREASURY OBLIGATIONS - 43.84%
	United States Treasury Bills - 43.84%
122,700,000	1.975%, 07/02/09	120,557,045
27,400,000	1.985%, 07/30/09	26,877,263

	Total U.S. Treasury Obligations	147,434,308

	(Cost $147,307,219)

REPURCHASE AGREEMENT - 6.69%
22,500,000	UBS, 2.13%, dated 08/29/08, matures 09/02/08, repurchase price $22,505,325 (collateralized by Federal National Mortgage Association, with interest rates of 5.50% to 6.50% due 01/01/33 to 07/01/38, total market value $22,953,174)	22,500,000

	Total Repurchase Agreement	22,500,000

	(Cost $22,500,000)
	Total Investments - 99.79%	335,588,814

	(Cost $336,175,026)
	Net Other Assets and Liabilities - 0.21%	714,471

	Net Assets - 100.00%	$336,303,285

(a)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2008. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)	The security has PAC (Planned Amortization Class) collateral.

(c)	The security has Support collateral.

(d)	This security has Sequential collateral.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Short Duration Portfolio

Portfolio of Investments – August 31, 2008

Par Value		Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 12.83%
	Federal Home Loan Mortgage Corporation REMIC - 2.36%
$361,986	Series 1661, Class PJ 6.500%, 01/15/09 (b)	$361,589
655,889	Series 1448, Class F 3.900%, 12/15/22 (a) (c)	656,002
214,895	Series 1720, Class PJ 7.250%, 01/15/24 (b)	218,493
988,515	Series 1980, Class Z 7.000%, 07/15/27 (c)	1,039,491
5,979,761	Series 2236, Class Z 8.500%, 06/15/30 (c)	6,519,829

		8,795,404

	Federal National Mortgage Association REMIC - 0.58%
474,076	Series 2001-42, Class HG 10.000%, 09/25/16	533,362
207,174	Series 1988-12, Class A 10.000%, 02/25/18 (a)	212,773
1,332,144	Series G92-44, Class Z 8.000%, 07/25/22	1,426,559

		2,172,694

	Government National Mortgage Association - 0.09%
330,519	Series 2001-62, Class VL 6.500%, 11/16/17 (c)	331,161

	Private - 9.80%
	Adjustable Rate Mortgage Trust
997,292	Series 2004-4, Class 1A1 6.329%, 03/25/35 (a)	781,956
	American Home Mortgage Assets
3,310,131	Series 2006-3, Class 2A11 4.019%, 10/25/46 (a)	2,109,210
	Banc of America Funding Corp.
1,200,000	Series 2007-D, Class 1A5 2.751%, 06/20/47 (a)	451,846
	Banc of America Mortgage Securities
228,475	Series 2004-D, Class 1A1 4.962%, 05/25/34 (a)	218,950
	BCAP LLC Trust
745,093	Series 2006-RR1, Class CF 3.112%, 11/25/36 (a)	504,464
	Bear Stearns Adjustable Rate Mortgage Trust
5,813,886	Series 2005-9, Class A1 4.625%, 10/25/35 (a)	5,085,145
	Bear Stearns Adjustable Rate Mortgage Trust
5,100,000	Series 2005-10, Class A3 4.650%, 10/25/35 (a) (c)	3,784,427
	Countrywide Alternative Loan Trust
346,226	Series 2005-38, Class A1 4.579%, 09/25/35 (a)	225,621
	Countrywide Home Loans
54,028	Series 2003-37, Class 1A1 5.420%, 08/25/33 (a)	42,347
	First Horizon Alternative Mortgage Securities
436,205	Series 2005-AA2, Class 1A1 5.896%, 03/25/35 (a)	294,570

Par Value		Value

	Private - (continued)
	First Horizon Alternative Mortgage Securities
$893,980	Series 2005-AA5, Class 1A1 4.597%, 07/25/35 (a)	$616,854
	Indymac Index Mortgage Loan Trust
845,191	Series 2004-AR4, Class 1A 5.774%, 08/25/34 (a) (c)	573,982
	JPMorgan Mortgage Trust
823,759	Series 2007-A1, Class 4A2 4.069%, 07/25/35 (a)	764,958
	Merrill Lynch Mortgage Investors, Inc.
118,829	Series 2003-A4, Class 1A 5.599%, 07/25/33 (a)	111,814
	Residential Funding Securities Corp.
1,552,817	Series 2003-RM2, Class AI5 8.500%, 05/25/33 (b)	1,629,778
	Salomon Brothers Mortgage Securities VII, Inc.
100,220	Series 1994-20, Class A 6.584%, 12/25/24 (a)	100,087
	Structured Adjustable Rate Mortgage Loan
93,150	Series 2004-1, Class 3A3 6.863%, 02/25/34 (a)	70,640
	Structured Adjustable Rate Mortgage Loan
191,697	Series 2004-2, Class 2A 6.314%, 03/25/34 (a)	183,718
	Structured Adjustable Rate Mortgage Loan
397,842	Series 2004-5, Class 1A 5.424%, 05/25/34 (a) (c)	349,199
	Structured Adjustable Rate Mortgage Loan
4,401,440	Series 2004-6, Class 3A2 4.702%, 06/25/34 (a)	4,156,848
	Structured Asset Securities Corp.
1,508,252	Series 2003-34A, Class 3A3 4.700%, 11/25/33 (a)	1,411,989
	Washington Mutual Mortgage
	Pass-Through Certificates
848,626	Series 2003-AR6, Class A1 3.951%, 06/25/33 (a)	782,942
	Washington Mutual Mortgage
	Pass-Through Certificates
5,400,792	Series 2005-AR12, Class 1A8 4.833%, 10/25/35 (a)	4,715,008
	Wells Fargo Mortgage Backed
	Securities Trust
7,972,885	Series 2005-AR4, Class 2A2 4.530%, 04/25/35 (a)	7,496,989

		36,463,342

	Total Collateralized Mortgage Obligations	47,762,601

	(Cost $54,470,889)

MORTGAGE-BACKED OBLIGATIONS - 39.51%
	Federal Home Loan Mortgage Corporation - 4.17%
274,847	6.807%, 09/01/32 (a)	274,210
3,310,147	3.908%, 01/01/34 (a)	3,339,008
1,025,761	6.077%, 09/01/34 (a)	1,025,487
1,672,675	5.908%, 10/01/34 (a)	1,673,080
630,129	5.299%, 11/01/34 (a)	638,340

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Short Duration Portfolio

Portfolio of Investments (continued) – August 31, 2008

Par Value		Value

	Federal Home Loan Mortgage Corporation - (continued)
$4,041,121	4.569%, 08/01/35 (a)	$4,057,200
4,471,819	5.159%, 05/01/36 (a)	4,510,862

		15,518,187

	Federal Home Loan Mortgage Corporation Gold - 4.88%
5,884	7.000%, 03/01/09	5,964
5,381	7.000%, 04/01/09	5,464
76,420	7.000%, 06/01/09	78,149
17,626	7.000%, 03/01/12	18,415
234,087	7.000%, 12/01/12	242,370
624,343	5.000%, 12/01/13	631,331
698,841	4.000%, 01/01/14	691,786
12,122	8.000%, 07/01/14	13,139
7,777,442	4.500%, 03/01/15	7,767,044
11,246	7.000%, 03/01/15	11,796
1,655,802	5.500%, 05/01/15	1,686,858
214,549	5.500%, 06/01/17	218,573
147,670	8.000%, 09/01/17	159,978
461,616	5.500%, 10/01/17	319,834
864,357	8.000%, 11/01/17	935,662
827,154	5.500%, 03/01/18	841,939
425,774	5.500%, 04/01/18	433,385
643,021	6.500%, 05/01/18	670,427
54,457	6.000%, 10/01/18	55,810
17,943	6.000%, 11/01/18	18,388
3,209,559	5.500%, 02/01/19	3,257,107
117,119	6.500%, 12/01/29	121,641

		18,185,060

	Federal National Mortgage Association - 29.94%
7,031	6.000%, 12/01/08	7,055
3,277	7.500%, 09/01/10	3,366
1,837,530	6.000%, 01/01/12	1,894,040
434,405	6.000%, 04/01/12	448,260
724,967	6.000%, 05/01/12	747,904
1,130,987	6.000%, 06/01/12	1,167,328
28,358	7.500%, 07/01/12	29,689
1,964,002	6.000%, 09/01/12	2,027,524
179,809	5.000%, 11/01/12	181,675
3,462,588	5.500%, 01/01/13	3,477,504
3,346	8.000%, 01/01/13	3,535
1,196,338	4.500%, 08/01/13	1,196,785
8,683,198	4.500%, 09/01/13	8,691,398
4,311,055	4.000%, 04/01/14	4,256,029
1,391,126	5.500%, 09/01/14	1,419,506
744,264	5.500%, 12/01/14	758,515
15,956	6.000%, 02/01/18	16,376
2,752,173	5.500%, 05/01/18	2,803,070
154,581	6.000%, 05/01/18	158,643
1,026,767	5.500%, 06/01/18	1,045,755
10,862	6.000%, 08/01/18	11,147
10,346	6.000%, 09/01/18	10,618
824,902	5.500%, 10/01/18	840,158
1,093,243	5.500%, 11/01/18	1,113,461
912,319	6.000%, 11/01/18	936,296
60,181	5.500%, 12/01/18	61,294
1,678,504	6.000%, 12/01/18	1,722,617

Par Value		Value

	Federal National Mortgage Association - (continued)
$1,325,026	6.000%, 01/01/19	$1,359,850
19,925	6.000%, 02/01/19	20,449
471,153	6.000%, 04/01/19	482,574
110,683	6.000%, 05/01/19	113,490
180,614	6.000%, 10/01/23	183,725
549,416	7.000%, 08/01/28	580,254
978,275	7.000%, 11/01/28	1,034,666
110,125	7.000%, 02/01/32	116,473
490,873	6.026%, 05/01/32 (a)	503,150
232,561	7.000%, 05/01/32	245,740
456,271	5.691%, 09/01/32 (a)	463,048
269,223	7.000%, 09/01/32	281,349
154,187	6.502%, 12/01/32 (a)	154,960
588,893	5.915%, 01/01/33 (a)	588,157
970,866	4.956%, 04/01/33 (a)	978,030
1,671,647	5.083%, 05/01/33 (a)	1,681,555
2,691,083	3.973%, 07/01/33 (a)	2,700,203
1,814,191	5.415%, 08/01/33 (a)	1,831,571
3,958,739	4.271%, 11/01/33 (a)	4,001,696
4,302,933	4.274%, 12/01/33 (a)	4,321,014
513,768	4.337%, 12/01/33 (a)	519,949
1,114,573	4.261%, 02/01/34 (a)	1,128,234
4,754,068	4.215%, 03/01/34 (a)	4,804,053
1,549,229	4.736%, 03/01/34 (a)	1,570,055
1,436,449	4.368%, 04/01/34 (a)	1,439,865
1,188,855	4.938%, 08/01/34 (a)	1,197,649
1,503,547	6.618%, 10/01/34 (a)	1,504,681
1,140,531	5.733%, 03/01/35 (a)	1,151,275
5,176,489	4.664%, 04/01/35 (a)	5,236,231
1,478,557	4.431%, 05/01/35 (a)	1,484,494
3,353,201	4.748%, 05/01/35 (a)	3,384,949
3,378,390	5.160%, 05/01/35 (a)	3,411,607
1,270,442	4.539%, 06/01/35 (a)	1,278,359
4,951,122	4.250%, 08/01/35 (a)	4,937,496
4,022,439	4.902%, 08/01/35 (a)	4,050,813
2,595,643	5.537%, 09/01/35 (a)	2,667,800
1,028,967	4.633%, 10/01/35 (a)	1,031,723
3,225,016	5.065%, 03/01/36 (a)	3,271,537
10,074,918	8.000%, 09/01/37	10,730,630

		111,472,902

	Government National Mortgage Association - 0.52%
417	6.000%, 09/15/08	419
3,092	6.000%, 10/15/08	3,104
1,189	6.000%, 11/15/08	1,194
871	6.000%, 12/15/08	874
4,687	6.000%, 01/15/09	4,776
394	6.000%, 02/15/09	402
3,372	6.000%, 05/15/09	3,436
90	8.500%, 07/15/09	92
387	8.500%, 12/15/09	399
24,632	8.500%, 01/15/10	25,819
8,187	8.500%, 02/15/10	8,627
11,535	8.500%, 03/15/10	12,154
9,127	8.500%, 04/15/10	9,617
3,177	8.500%, 05/15/10	3,347
13,520	8.500%, 06/15/10	14,052

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Short Duration Portfolio

Portfolio of Investments (continued) – August 31, 2008

Par Value		Value

	Government National Mortgage Association - (continued)
$4,478	8.500%, 07/15/10	$4,719
15,570	8.500%, 08/15/10	16,406
14,696	8.500%, 10/15/10	15,485
20,251	8.500%, 11/15/10	21,338
23,349	8.500%, 09/15/11	25,016
37,082	8.500%, 10/15/11	39,730
17,673	8.500%, 03/15/12	19,202
9,555	8.500%, 07/15/12	9,867
1,685,683	4.750%, 12/20/34 (a)	1,685,446

		1,925,521

	Total Mortgage-Backed Obligations	147,101,670

	(Cost $145,643,217)

AGENCY DEBENTURES - 4.97%
	Federal Home Loan Bank Systems - 4.97%
9,500,000	7.625%, 05/14/10	10,208,016
8,000,000	5.125%, 09/10/10	8,306,728

	Total Agency Debentures	18,514,744

	(Cost $18,334,732)

U.S. TREASURY OBLIGATIONS - 41.44%
	Unites States Treasury Notes & Bonds - 41.44%
11,900,000	2.125%, 01/31/10	11,889,778
19,300,000	2.000%, 02/28/10	19,242,698
73,200,000	2.375%, 08/31/10	73,211,419
10,600,000	2.875%, 01/31/13	10,562,730
1,400,000	2.750%, 02/28/13	1,385,563
6,900,000	3.125%, 04/30/13	6,927,490
27,800,000	3.375%, 06/30/13	28,190,924
2,800,000	3.375%, 07/31/13	2,838,282
30,000	4.375%, 02/15/38	29,787

	Total U.S. Treasury Obligations	154,278,671

	(Cost $154,257,936)

REPURCHASE AGREEMENT - 1.08%
4,000,000	UBS, 2.13%, Dated 08/29/08, matures 09/02/08, repurchase price $4,000,947, (collateralized by Federal Home Loan Mortgage Corporation, with interest rates of 6.500% due 07/01/36, total market value $4,080,468)	4,000,000

	Total Repurchase Agreement	4,000,000

	(Cost $4,000,000)
	Total Investments - 99.83%	371,657,686

	(Cost $376,706,774)
	Net Other Assets and Liabilities - 0.17%	634,906

	Net Assets - 100.00%	$372,292,592

(a)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2008. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)	The security has PAC (Planned Amortization Class) collateral.

(c)	This security has Sequential collateral.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statements of Assets and Liabilities

August 31, 2008

	Money Market Portfolio	Ultra-Short Duration Government Portfolio	Short Duration Portfolio

ASSETS:

INVESTMENTS:
Investments at cost	$822,751,893	$336,175,026	$376,706,774

Investments at value	$752,351,893	$313,088,814	$367,657,686
Repurchase agreements	70,400,000	22,500,000	4,000,000

Total investments	822,751,893	335,588,814	371,657,686

Cash	81,030	533,673	581,482

RECEIVABLES:
Interest	1,662,796	829,693	1,853,247
Investment securities sold	—	73,982	72,516,435
Portfolio units sold	2,869	—	—
Other assets	16,286	7,992	10,813

Total Assets	824,514,874	337,034,154	446,619,663

LIABILITIES:

PAYABLES:
Dividends	943,028	576,935	986,227
Investment securities purchased	—	—	73,171,636
Advisory fees	49,970	49,076	54,626
Administration fees	12,153	14,765	15,747
Accrued expenses	103,819	90,093	98,835

Total Liabilities	1,108,970	730,869	74,327,071

NET ASSETS	$823,405,904	$336,303,285	$372,292,592

NET ASSETS CONSIST OF:
Paid-in capital	$823,405,506	$382,278,984	$398,681,532
Accumulated undistributed (distributions in excess of) net investment income	398	(102,642)	(247,396)
Accumulated net realized gain (loss) on investment transactions	—	(45,286,845)	(21,092,456)
Net unrealized appreciation (depreciation) on investments	—	(586,212)	(5,049,088)

TOTAL NET ASSETS	$823,405,904	$336,303,285	$372,292,592

Total units outstanding, $0.001 par value (unlimited number of units authorized)	823,405,909	35,594,909	39,456,053

Net asset value, offering and redemption price per unit (net assets/units outstanding)	$1.00	$9.45	$9.44

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statement of Operations

For the Year Ended August 31, 2008

	Money Market Portfolio	Ultra-Short Duration Government Portfolio	Short Duration Portfolio

INVESTMENT INCOME:
Interest	$26,308,808	$12,323,068	$16,327,876

EXPENSES:
Advisory fees	1,416,117	575,501	703,288
Administration fees	844,078	231,807	191,192
Legal fees	318,159	134,378	192,671
Audit fees	27,038	33,790	32,895
Custody fees	66,413	56,634	69,290
Accounting fees	138,260	72,777	78,482
Compliance fees	47,934	17,739	21,777
Trustees’ fees	70,383	31,161	52,654
Printing fees	32,850	15,824	18,345
Transfer agent fees	74,476	48,208	44,008
Registration fees	5,289	5,200	5,106
Other expenses	78,231	72,430	93,765

Total operating expenses	3,119,228	1,295,449	1,503,473

Advisory fees waived	(829,962)	—	—
Administration fees waived	(672,574)	(81,918)	—
Custody credits	(728)	(1,916)	(2,628)

Total expense reductions	(1,503,264)	(83,834)	(2,628)

Net operating expenses	1,615,964	1,211,615	1,500,845

Net Investment Income	24,692,844	11,111,453	14,827,031

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net Realized Gain on Investment Transactions	2,540	837,943	2,765,004
Net Change in Unrealized Appreciation (Depreciation) of Investments	—	382,390	(2,717,593)

Net Realized and Unrealized Gain on Investments	2,540	1,220,333	47,411

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:	$24,695,384	$12,331,786	$14,874,442

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statements of Changes in Net Assets

	Money Market Portfolio		Ultra-Short Duration Government Portfolio
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

Investment Activities:
Operations:
Net investment income	$24,692,844	$20,445,007	$11,111,453	$14,859,306
Net realized gain (loss) on investment transactions	2,540	7,267	837,943	(16,115)
Net change in unrealized appreciation (depreciation) of investments	—	—	382,390	2,450,353

Net increase in net assets resulting from operations	24,695,384	20,452,274	12,331,786	17,293,544

Distributions to Unitholders:
From net investment income	(24,695,384)	(20,440,790)	(12,488,399)	(16,398,805)
From capital	—	—	(254,048)	—
From Unit Transactions:
Proceeds from sale of units	7,314,716,313	5,794,788,712	108,100,001	—
Reinvestment of dividends and distributions	11,150,181	10,353,289	3,258,877	4,667,855
Cost of units repurchased	(6,920,232,579)	(5,644,179,501)	(57,981,867)	(106,245,212)

Net increase (decrease) in net assets resulting from unit transactions	405,633,915	160,962,500	53,377,011	(101,577,357)

Net change in net assets	405,633,915	160,973,984	52,966,350	(100,682,618)
Net Assets:
Beginning of year	417,771,989	256,798,005	283,336,935	384,019,553
End of year	$823,405,904	$417,771,989	$336,303,285	$283,336,935

Accumulated Undistributed (Distributions in excess of) Net Investment Income	$398	$—	$(102,642)	$767,690

Other Information:
Summary of Unit Transactions:
Units sold	7,314,716,313	5,794,788,717	11,412,752	—
Reinvestment of dividends and distribution	11,150,181	10,353,289	343,938	494,355
Units repurchased	(6,920,232,579)	(5,644,179,501)	(6,130,627)	(11,250,771)

Net increase (decrease) in units outstanding	405,633,915	160,962,505	5,626,063	(10,756,416)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statements of Changes in Net Assets

	Short Duration Portfolio
	Year Ended August 31, 2008	Year Ended August 31, 2007

Investment Activities:
Operations:
Net investment income	$14,827,031	$25,420,437
Net realized gain (loss) on investment transactions	2,765,004	(1,015,651)
Net change in unrealized appreciation (depreciation) of investments	(2,717,593)	4,218,446

Net increase in net assets resulting from operations	14,874,442	28,623,232

Distributions to Unitholders:
From net investment income	(16,887,583)	(28,043,337)
From Unit Transactions:
Proceeds from sale of units	36,000,000	2,000,000
Reinvestment of dividends and distributions	1,253,897	1,123,173
Cost of units repurchased	(94,194,253)	(250,518,605)

Net increase (decrease) in net assets resulting from unit transactions	(56,940,356)	(247,395,432)

Net change in net assets	(58,953,497)	(246,815,537)
Net Assets:
Beginning of year	431,246,089	678,061,626
End of year	$372,292,592	$431,246,089

Accumulated Undistributed (Distributed in excess of) Net Investment Income	$(247,396)	$662,161

Other Information:
Summary of Unit Transactions:
Units sold	3,737,318	211,416
Reinvestment of dividends and distribution	131,446	117,786
Units repurchased	(9,787,556)	(26,277,245)

Net increase (decrease) in units outstanding	(5,918,792)	(25,948,043)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

	Money Market Portfolio

	Years Ended August 31,
	2008	2007	2006	2005	2004
Net Asset Value,
Beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations:
Net investment income(a)	0.03	0.05	0.04	0.02	0.01

Total income from investment operations	0.03	0.05	0.04	0.02	0.01

Less Distributions from:
Investment income	(0.03)	(0.05)	(0.04)	(0.02)	(0.01)

Total Distributions	(0.03)	(0.05)	(0.04)	(0.02)	(0.01)

Net Asset Value,
End of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	3.36%	5.33%	4.52%	2.44%	1.01%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands)	$823,406	$417,772	$256,798	$251,000	$585,631
Ratios to average net assets:
Expenses net of waivers and reimbursements	0.19%	0.14%	0.14%	0.13%	0.13%
Expenses before waivers and reimbursements	0.37%	0.34%	0.38%	0.32%	0.30%
Net investment income (net of waivers and reimbursements)	2.93%	5.20%	4.48%	2.36%	0.99%
Net investment income (before waivers and reimbursements)	2.75%	5.00%	4.24%	2.17%	0.82%

(a)	Calculated based on average units outstanding.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

	Ultra-Short Duration Government Portfolio

	Years Ended August 31,
	2008	2007	2006	2005		2004
Net Asset Value,
Beginning of year	$9.45	$9.43	$9.43	$9.48		$9.58

Income from Investment Operations:
Net investment income(a)(b)	0.34	0.43	0.34	0.22		0.20
Net realized and unrealized gain (loss) on investment transactions	0.05	0.06	0.04	(0.01)		—

Total income from investment operations	0.39	0.49	0.38	0.21		0.20

Less Distributions from:
Investment income(b)	(0.38)	(0.47)	(0.38)	(0.26	)(c)	(0.30)
Capital	(0.01)	—	—	—		—

Total Distributions	(0.39)	(0.47)	(0.38)	(0.26)		(0.30)

Net Asset Value,
End of year	$9.45	$9.45	$9.43	$9.43		$9.48

Total Return(d)	4.17%	5.35%	4.12%	2.28%		2.15%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands)	$336,303	$283,337	$384,020	$587,858		$1,480,020
Ratios to average net assets:
Expenses net of waivers and reimbursements	0.38%	0.35%	0.35%	0.35%		0.34%
Expenses before waivers and reimbursements	0.41%	0.39%	0.38%	0.36%		0.34%
Net investment income (net of waivers and reimbursements)	3.54%	4.54%	3.57%	2.42%		2.05%
Net investment income (before waivers and reimbursements)	3.51%	4.50%	3.54%	2.41%		2.05%
Portfolio Turnover Rate(e)	162%	107%	52%	68%		148%

(a)	Calculated based on average units outstanding.
(b)	Net investment income per unit differs from Distributions to Unitholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.
(c)	Includes amounts less than $0.005 that are distributions from paid-in capital.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(e)	The Portfolio did not enter into mortgage dollar roll transactions during the year ended August 31, 2008. There was no effect on the portfolio turnover rate due to mortgage dollar roll transactions for the year ended August 31, 2007. Prior years include the effect of mortgage dollar roll transactions, if any.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

	Short Duration Portfolio

	Years Ended August 31,
	2008		2007	2006	2005	2004
Net Asset Value,
Beginning of year	$9.50		$9.51	$9.59	$9.72	$9.74

Income from Investment Operations:
Net investment income(a)(b)	0.37		0.41	0.37	0.31	0.33
Net realized and unrealized gain (loss) on investment transactions	(0.01)		0.03	(0.07)	(0.13)	0.03

Total income from investment operations	0.36		0.44	0.30	0.18	0.36

Less Distributions from:
Investment income(b)	(0.42)		(0.45)	(0.38)	(0.31)	(0.36)
Paid-in capital	—		—	—	—	(0.02)

Total Distributions	(0.42)		(0.45)	(0.38)	(0.31)	(0.38)

Net Asset Value,
End of year	$9.44		$9.50	$9.51	$9.59	$9.72

Total Return(c)	3.83%		4.77%	3.25%	1.91%	3.74%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands)	$372,293		$431,246	$678,062	$721,650	$792,166
Ratios to average net assets:
Expenses	0.39	%(e)	0.32%	0.32%	0.31%	0.29%
Net investment income	3.88	%(e)	4.31%	3.90%	3.19%	3.34%
Portfolio Turnover Rate(d)	241%		122%	126%	235%	269%

(a)	Calculated based on average units outstanding.
(b)	Net investment income per unit differs from Distributions to Unitholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(d)	The Portfolio did not enter into mortgage dollar roll transactions during the year ended August 31, 2008. There was no effect on the portfolio turnover rate due to mortgage dollar roll transactions for the year ended August 31, 2007. Prior years include the effect of mortgage dollar roll transactions, if any.
(e)	Custody credits earned in the year ended August 31, 2008 had no effect on ratios.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2008

Note 1. Organization

Trust for Credit Unions is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, (the “Act”), as an open-end management investment company consisting of three diversified portfolios: Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio (collectively, “the Portfolios” or individually a “Portfolio”). Units of the Portfolios are offered for sale solely to state and federally chartered credit unions.

The Money Market Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act. The Ultra-Short Duration Government and Short Duration Portfolios seek to achieve a high level of current income, consistent with low volatility of principal and relatively low volatility of principal, respectively, by investing in obligations authorized under the Federal Credit Union Act.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation

For the Ultra-Short Duration Government and Short Duration Portfolios, investments in mortgage-backed, asset-backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Securities of the Money Market Portfolio and short-term debt obligations maturing in sixty days or less for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio are valued at amortized cost, which approximates market value. Portfolio securities for which accurate market quotations are not readily available due to, among other factors, current market trading activity, credit quality and default rates, are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Portfolios’ Board of Trustees.

B. Security Transactions and Investment Income

Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with U.S. generally accepted accounting principles. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

C. Federal Taxes

It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its unitholders. Accordingly, no federal tax provisions are required. Income distributions to unitholders are recorded on the ex-dividend date, declared daily and paid monthly by the Portfolios. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.

The characterization of distributions to unitholders for financial reporting purposes is determined in accordance with U.S. federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains or as a tax return of capital.

Generally, paydown gains and losses are recorded as increases (paydown gains) or decreases (paydown losses) against capital gains for tax purposes. The Ultra-Short Duration Government and Short Duration Portfolios have elected to accrete and amortize market discounts and premiums on portfolio securities for tax purposes based on the securities’ yield to maturity. Such net amortization generally reduces ordinary income available for distribution.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows for implementation of FIN 48 in a Portfolio’s NAV calculations as late as the Portfolio’s last NAV calculation in the first required financial statement reporting period. As of August 31, 2008, management has evaluated the application of FIN 48 to the Portfolios’ and has determined that there is no material impact on the Portfolios’ financial statements. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of the statute of limitations; all other tax years are open.

D. Expenses

Expenses incurred by the Portfolios that do not specifically relate to an individual Portfolio are generally allocated to the Portfolios based on each Portfolio’s relative average net assets for the period.

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2008 (continued)

E. Repurchase Agreements

Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price.

During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolios’ regular custodian or at a custodian specifically designated for purposes of the repurchase agreement under triparty repurchase agreements.

F. When-Issued Securities

Consistent with National Credit Union Association (“NCUA”) rules and regulations, the Ultra-Short Duration Government and Short Duration Portfolios may purchase or sell securities in when-issued transactions. The value of a when-issued security sale is recorded as an asset and a liability on the Portfolios’ records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold. Losses may arise due to changes in the market value of the security or from the inability of counterparties to meet the terms of the transaction.

G. Mortgage Dollar Rolls

The Ultra-Short Duration Government and Short Duration Portfolios may enter into mortgage “dollar rolls” in which the Portfolios sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. During the settlement period between the sale and repurchase, the Portfolios will not be entitled to accrue interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Portfolios’ use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party. The Portfolios did not enter into mortgage dollar rolls during the fiscal year ended August 31, 2008.

Note 3. Agreements

A. Advisory Agreement

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Advisory Agreement (the “Agreement”) with the Trust on behalf of the Portfolios. Under the

Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trust’s Board of Trustees. As compensation for services rendered pursuant to the Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee (“advisory fee”), computed daily and payable monthly, at the following annual rates as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	Asset Level	Contractual Rate
Money Market	up to $300 million	0.20%
	in excess of $300 million	0.15

Ultra-Short Duration
Government(1)	first $250 million	0.18
	next $250 million	0.16
	in excess of $500 million	0.14

Short Duration(1)	first $250 million	0.18
	next $250 million	0.16
	in excess of $500 million	0.14

(1)

Advisory fee rate went into effect on January 14, 2008. Prior to January 14, 2008, GSAM was entitled to an advisory fee, computed daily and payable monthly, at the following annual rates as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	Asset Level	Contractual Rate
Money Market	up to $300 million	0.20%
	in excess of $300 million	0.15

Ultra-Short Duration Government	All	0.20

Short Duration	All	0.20

GSAM has voluntarily agreed to limit its advisory fee with respect to the Money Market Portfolio to 0.07% of average daily net assets. This voluntary limitation may be modified or eliminated by GSAM in the future at its discretion. For the year ended August 31, 2008, GSAM waived advisory fees amounting to $829,962.

B. Administration Agreement

Callahan Credit Union Financial Services Limited Liability Limited Partnership (“CUFSLP”) serves as the Portfolios’ administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. (“CFS”) serves as a general partner to CUFSLP, which includes 40 major credit unions that are limited partners. PNC Global Investment Servicing (U.S.) Inc. (“PNC”), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., provides additional administrative services pursuant to an Administration and Accounting Services Agreement. As compensation for services rendered pursuant to their respective Agreements, CUFSLP and PNC are entitled to the following fees, computed daily and payable by the Portfolios monthly, at the following annual rates as a percentage of each respective Portfolio’s average daily net assets:

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2008 (continued)

Portfolio	CUFSLP Fee		PNC Fee(1)(2)
Money Market	0.10%		0.02%

Ultra-Short Duration Government	0.05	(3)	0.02

Short Duration	0.05		0.02

(1)	PNC began providing administration services effective January 14, 2008.
(2)	In addition, there is an annual base fee of $10,000 for the Money Market Portfolio and $50,000 for the Ultra-Short Duration Government and Short Duration Portfolios.
(3)	Prior to March 1, 2008, the CUFSLP fee for the Ultra-Short Duration Government Fund was 0.10%

CUFSLP has voluntarily agreed to limit its administration fee with respect to the Money Market Portfolio to 0.02% of average daily net assets. This voluntary limitation may be modified or eliminated by CUFSLP in the future at its discretion. For the year ended August 31, 2008, CUFSLP waived administration fees amounting to $672,574.

C. Other Agreements

CUFSLP has agreed that to the extent the total annualized expenses (excluding interest, taxes, brokerage and extraordinary expenses, exclusive of any custody expense reductions) (the “Expenses”) of the Money Market Portfolio exceed 0.20% of the average daily net assets, CUFSLP will either reduce the administration fees otherwise payable or pay such expenses of the Money Market Portfolio. In addition, the Money Market Portfolio is not obligated to reimburse CUFSLP for prior fiscal year expense reimbursements, if any. For the year ended August 31, 2008, no expenses were required to be reimbursed by CUFSLP under this agreement.

Prior to March 1, 2008 with respect to CUFSLP and January 14, 2008 with respect to GSAM, CUFSLP and GSAM each voluntarily agreed to limit the other annualized ordinary expenses (excluding advisory fees, administration fees, interest, taxes, brokerage and extraordinary expenses, exclusive of any custody expense reductions) of the Ultra-Short Duration Government Portfolio such that CUFSLP would reimburse expenses that exceeded 0.05% up to 0.10% of the Ultra-Short Duration Government Portfolio’s average daily net assets, and GSAM would reimburse expenses that exceeded 0.10% up to 0.15% of the Ultra-Short Duration Government Portfolio’s average daily net assets. In addition, the Ultra-Short Duration Government Portfolio was not obligated to reimburse CUFSLP and GSAM for prior fiscal year expense reimbursements, if any. For the year ended August 31, 2008, CUFSLP reimbursed expenses of approximately $81,918. GSAM was not required to reimburse any expenses under this agreement for the same period.

In addition, prior to January 14, 2008, the Portfolios entered into certain expense offset arrangements with the former custodian resulting in a reduction in the Portfolios’ expenses. For the year ended August 31, 2008, custody fee reductions for the Money Market, Ultra-Short Duration Government and Short Duration Portfolios amounted to approximately $728, $1,916 and $2,628, respectively.

CFS serves as exclusive distributor of units of the Portfolios. For the year ended August 31, 2008, CFS had not received any compensation for this service.

PNC serves as transfer agent of the Portfolios and receives a fee (“transfer agent fee”) from each Portfolio. The transfer agent fee is calculated monthly based on a fixed amount and is assessed on the number of accounts serviced during the month.

Note 4. Investment Transactions

The cost of purchases and proceeds from sales and maturities of long-term securities for the Ultra-Short Duration Government and Short Duration Portfolios for the year ended August 31, 2008 were as follows:

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Purchases of U.S. Government and agency obligations	$212,928,151	$899,604,601
Purchases (excluding U.S. Government and agency obligations)	233,148,686	18,261,913
Sales or maturities of U.S. Government and agency obligations	266,650,320	818,243,144
Sales or maturities (excluding U.S. Government and agency obligations)	36,960,264	86,118,215

Note 5. Line of Credit Facility

Effective January 14, 2008, the Ultra-Short Duration Government and Short Duration Portfolios participate in a $10,000,000 committed, unsecured revolving line of credit facility with PNC Bank, National Association (the “Bank”). Under the most restrictive arrangement, the Portfolios must own securities having a market value in excess of 300% of its total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate plus applicable margin. This committed facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. Prior to January 14, 2008, the Portfolios (including the Money Market Portfolio) participated in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. For the year ended August 31, 2008, the Portfolios did not have any borrowings under either facility.

Note 6. Other Matters

Exemptive Order – Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Money Market Portfolio may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

New Accounting Pronouncements – On September 15, 2006, FASB released Statement of Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair

32

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2008 (continued)

value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Portfolios’ investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the Portfolios’ financial statements; however, additional disclosures will be required.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 “Disclosure about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years beginning after November 15, 2008. As of August 31, 2008, management of the Portfolios is currently assessing the impact of the expanded financial statement disclosures that will result from adopting FAS 161.

Note 7. Tax Information

The tax character of distributions paid for the fiscal year ended August 2008 was as follows(1):

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Distributions paid from:

Ordinary income	$12,488,399	$16,887,583
Return of Capital	254,048	—

Total taxable distributions	$12,742,447	$16,887,583

The tax character of distributions paid for the fiscal year ended August 2007 was as follows(1):

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Distributions paid from:

Ordinary income	$16,398,805	$28,043,337

Total taxable distributions	$16,398,805	$28,043,337

(1)	In addition, the Money Market Portfolio had distributed substantially all of its current year income and realized gains (if any) as ordinary income for the past two years.

As of August 31, 2008, the components of accumulated earnings (losses) on a tax basis for the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio were as follows:

	Ultra-Short Duration Government	Short Duration Portfolio
Undistributed ordinary income—net	$—	$238,170

Total undistributed earnings	$—	$238,170
Capital loss carryforward(1)	(45,115,680)	(19,268,890)
Timing differences (dividends payable and post October losses)	(748,100)	(2,771,956)
Unrealized losses—net	(111,919)	(4,586,264)

Total accumulated losses—net	$(45,975,699)	$(26,388,940)

There were no significant book to tax differences for the Money Market Portfolio.

(1)	The amount and year of expiration for each capital loss carryforward is indicated below. Expiration occurs on August 31 of the year indicated.

	Ultra-Short Duration Government	Short Duration
2009	$(139,960)	$—
2010	(371,560)	—
2011	(2,667,678)	—
2012	(17,778,765)	(4,036,493)
2013	(18,747,166)	(3,835,419)
2014	(3,307,602)	(6,143,309)
2015	(1,903,494)	(5,253,669)
2016	(199,455)	—

The amortized cost for the Money Market Portfolio stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes. At August 31, 2008, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Ultra-Short Duration Government	Short Duration Portfolio
Tax Cost	$335,700,733	$376,243,950

Gross unrealized gain	614,164	2,489,353
Gross unrealized loss	(726,083)	(7,075,617)

Net unrealized gain	$(111,919)	$(4,586,264)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to accretion of market discounts and amortization of market premiums.

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2008 (continued)

In order to present certain components of the Portfolios’ capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from expiration of capital loss carryforwards and the difference in the tax treatment of paydown losses, market discounts and market premiums.

Portfolio	Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss
Ultra-Short Duration Government	$(689,190)	$506,614	$182,576
Short Duration	(10)	1,150,995	(1,150,985)

Note 8. Credit and Concentration Risk

The Portfolios may invest a portion of their assets in securities of issuers that hold mortgage securities, including residential mortgages. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in the interest rates.

The Ultra-Short Duration Government and Short Duration Portfolios may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, “CMOs”). These multiple class securities may be mortgage-related securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”) or, in the case of the Short Duration Portfolio, private mortgage-related securities issued by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as “regular” interests or “residual” interests. The Portfolios may not purchase residual interests, but may purchase other types of interests. Each class of a CMO, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date. The principal of and interest on the Mortgage Assets may be allocated among several classes of a CMO in various ways.

Note 9. Subsequent Event (unaudited)

On October 3, 2008, the Board of Trustees of the Trust approved the participation of the Trust’s Money Market Portfolio (the “Portfolio”) in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the United States Department of Treasury (the “Treasury”). The Portfolio’s participation in the Program is not certain until its application is reviewed and accepted by the Treasury, which is expected to take up to 14 days or more.

Under the Program, the Treasury will guarantee a $1.00 unit price for any units of the Portfolio held by a unitholder as of the close of business on September 19, 2008. Any additional investments made by a unitholder after September 19, 2008 in excess of the amount held on that date will not be covered. The Portfolio will bear the expense of participating in the Program, and therefore all unitholders will bear this expense, irrespective of the extent of their coverage.

The Program will remain in effect until December 18, 2008, unless extended by the Treasury. If the Program is extended, the Board will consider if the Portfolio should continue to participate in the Program. Participation in any extension of the Program will result in an additional expense to the Portfolio, although there can be no assurance that the Portfolio will elect to participate, or be eligible to participate, in any extension of the Program.

Report of Independent Registered Public Accounting Firm

To the Trustees and Unitholders of

Trust for Credit Unions:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Trust for Credit Unions (comprising the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, collectively, the “Portfolios”) as of August 31, 2008, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended August 31, 2007 and the financial highlights for each of the four years in the period ended August 31, 2007 were audited by other auditors whose report dated October 30, 2007, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Trust for Credit Unions (comprising the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio) at August 31, 2008, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 22, 2008

TRUST FOR CREDIT UNIONS

Additional Information (unaudited)

Portfolio Expenses – Six Month Period Ended August 31, 2008

As a unitholder of the Portfolios, you incur ongoing costs, including management fees, administration fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2008 through August 31, 2008.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a unitholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholder may incur transaction costs.

	Money Market Portfolio				Ultra-Short Duration Government Portfolio				Short Duration Portfolio

	Beginning Account Value 3/1/08	Ending Account Value 8/31/08		Expenses Paid for the 6 months ended 8/31/08*	Beginning Account Value 3/1/08	Ending Account Value 8/31/08		Expenses Paid for the 6 months ended 8/31/08*	Beginning Account Value 3/1/08	Ending Account Value 8/31/08		Expenses Paid for the 6 months ended 8/31/08*
Actual	$1,000.00	$1,011.50		$1.06	$1,000.00	$1,011.20		$2.17	$1,000.00	$992.70		$2.10
Hypothetical 5% Return	1,000.00	1,024.08	+	1.07	1,000.00	1,022.97	+	2.19	1,000.00	1,023.03	+	2.14

*	Expenses are calculated using each Portfolio’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2008. Expenses are calculated by multiplying the annualized expense ratio by the average account value for such period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.21%, 0.43% and 0.42% for the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, respectively.

+	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited) (continued)

Trustees and Officers (unaudited)

Name, Age and Address[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Independent Trustees:

James C. Barr Age 72	Trustee	Since 1989	Licensed Realtor, Commonwealth of Virginia (2003-Present); Managing Member, J.C.B. Enterprises, L.L.C. (March 1997-Present); Chief Executive Officer, National Milk Producers Federation (March 1985-March 1997).	3	None

Robert M. Coen Age: 69	Trustee	Since 1989	Professor Emeritus of Economics, Northwestern University (September 2007-present); Professor of Economics, Northwestern University (September 1975 to August 2007).	3	None

Rudolf J. Hanley Age: 65	Vice Chairman and Trustee	Since 2003	President and Chief Executive Officer, SchoolsFirst Federal Credit Union (September 1982-Present).	3	None

Stanley Hollen Age: 58	Trustee	Since December 2007	President and Chief Executive Officer, Co- Op Financial Services (credit union-owned electronic funds transfer network and processor) (June 2005-Present); President and Chief Executive Officer, Liberty Enterprises (credit union-focused check printing, payment systems, marketing and technology solution provider) (September 2002 to June 2005).	3	None

Gary Oakland Age: 55	Chairman and Trustee	Since 1999	President and Chief Executive Officer, Boeing Employees Credit Union (July 1986-Present).	3	None

Eugene A. O’Rourke Age: 63	Trustee	Since December 2007	Director, RSM McGladrey Consultants (accounting and consulting to credit unions) (1974-Present); Executive Managing Director (1980-2005).	3	None

Joe Peek Age: 59	Trustee	Since December 2007	Gatton Chair in International Banking and Financial Economics, University of Kentucky (2000-Present); Joe Peek, Consulting (2002-Present).	3	None

Wendell A. Sebastian Age: 64	Trustee	Since 1989	President and Chief Executive Officer, GTE Federal Credit Union (January 1998- Present).	3	None

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Callahan Credit Union Financial Services LLLP, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504.
[2]

Each Trustee serves for an indefinite term until the next meeting of unitholders, if any, called for the purpose of considering the election or re-election of such Trustee, or until such Trustee sooner dies, resigns, retires or is removed.

[3]	The Fund Complex includes all registered investment companies that are advised by GSAM or one of its affiliates.
[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities and Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited) (continued)

Trustee and Officers (unaudited) (continued)

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years

Officers of the Trust:

Charles W. Filson, 63 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	President	Since 1998	Director and President, Callahan Financial Services, Inc. (“CFS”) (November 2001-Present); Treasurer, CFS (October 1987-Present).

Jonathan K. Jeffreys, 29 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	Vice President	Since 2008	Vice President, CFS (June 2001-Present).

Jay E. Johnson, 40 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	Treasurer	Since 2008	Executive Vice President, CFS (December 2001-Present).

Mary Jo Reilly, 59 Drinker Biddle & Reath LLP One Logan Square, 18th & Cherry Streets Philadelphia, PA 19103-6996	Secretary	Since 2008	Partner, Drinker Biddle & Reath LLP (law firm) (1998-Present).

Colleen Cummings, 36 PNC Global Investment Servicing (U.S.) Inc. (“PNC”) 4400 Computer Drive Westborough, MA 01581	Assistant Treasurer	Since 2008	Vice President and Senior Director, Fund Accounting and Administration, PNC (January 2008-Present); Vice President and Director, PNC (2004-2007); Manager, PNC (1998-2004).

Peter V. Bonanno[2], 41 32 Old Slip New York, NY 10005	Assistant Secretary	Secretary, 2006-2008; Assistant Secretary, since 2008	Managing Director, Goldman Sachs (December 2006-Present); Vice President and Associate General Counsel, Goldman Sachs (2002- Present); Vice President and Assistant General Counsel, Goldman Sachs (1990-2002). Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

David Lebisky, 36 PNC Global Investment Servicing (U.S.) Inc. (“PNC”) 760 Moore Road King of Prussia, PA 19406	Assistant Secretary	Since 2008	Vice President and Senior Director, Regulatory Administration, PNC (January 2007-Present); Vice President and Director, PNC (2002-2007).

[1]

Each officer is elected by the Board of Trustees of the Trust. The President, Treasurer and Secretary each serve until the next annual meeting of the Trustees and until his or her successor is chosen and qualified or until his or her death, resignation, removal or disqualification. Each of the other officers holds office at the pleasure of the Trustees.

[2]	Mr. Bonanno holds positions as an officer with certain other investment companies of which Goldman Sachs, & Co., GSAM or an affiliate thereof is the investment adviser and/or distributor.

Trustees

Gary Oakland, Chairman

Rudolf J. Hanley, Vice-Chairman

James C. Barr

Robert M. Coen

Stanley Hollen

Eugene A. O’Rourke

Joe Peek

Wendell A. Sebastian

Officers

Charles W. Filson, President

Jonathan K. Jeffreys, Vice President

Jay E. Johnson, Treasurer

Mary Jo Reilly, Secretary

Salvatore Faia, JD, CPA, Chief Compliance Officer

Administrator

Callahan Credit Union Financial Services

    Limited Liability Limited Partnership

Investment Adviser

Goldman Sachs Asset Management, L.P.,

    an affiliate of Goldman, Sachs & Co.

Administrative & Fund Accounting Agent/Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Distributor

Callahan Financial Services, Inc.

Independent Auditor

Ernst & Young LLP

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, there was an amendment made to the provisions of the Code of Ethics. The Registrant amended the Code of Ethics to include duties of the Code Officer (as defined in the Code of Ethics) including the Code Officer’s responsibility for administering the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Eugene A. O’Rourke is the “audit committee financial expert” and is “independent” (as each item is defined in Item 3 of Form N-CSR).

Item 4 – Principal Accountant Fees and Services for the Trust for Credit Unions: Table 1 –

Items 4(a) – 4(d).

	2008	2007[1]	Description of Services Rendered
Audit Fees	$88,000.00	$68,500.00	Financial statement audits

Audit-Related Fees[1]	$0	$249,000.00	Other attest services

Tax Fees	$24,000.00	$19,000.00	Tax compliance services provided in connection with the preparation and review of the registrant’s tax returns

All Other Fees	$0	$0

[1]	These fees include the portions allocated to the Goldman Sachs Trust and the Goldman Sachs Variable Insurance Trust.

Table 2 — Items 4(b), (c) & (d). Non-Audit Services to the Trust for Credit Unions’ service affiliates* that were pre-approved by the Trust for Credit Unions’ Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2008	2007	Description of Services Rendered
Audit-Related Fees	$0	$879,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

Tax Fees	$0	$0

All Other Fees	$0	$0

*

These include the adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Non-Audit Services Provided to the Portfolios of the Trust for Credit Unions. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Trust for Credit Unions (“TCU”) sets forth the procedures and the conditions pursuant to which services performed by the independent auditor for TCU may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditor during the fiscal year in which the services are provided; (2) such services were not recognized by TCU at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to TCU’s Investment Adviser. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to TCU, the Audit Committee will pre-approve those non-audit services provided to TCU’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to TCU) where the engagement relates directly to the operations or financial reporting of TCU.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Trust for Credit Unions’ Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Trust for Credit Unions’ service affiliates listed in Table 2 were approved by the Trust for Credit Unions’ Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $24,000 for the fiscal year ended August 31, 2008 and $268,000 for the fiscal year ended August 31, 2007.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Trust for Credit Unions

By (Signature and Title)*	/s/ Charles W. Filson
Charles W. Filson, President
(principal executive officer)

Date	12/14/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Charles W. Filson
Charles W. Filson, President
(principal executive officer)

Date	12/14/12

By (Signature and Title)*	/s/ Jay Johnson
Jay Johnson, Treasurer
(principal financial officer)

Date	12/14/12

*	Print the name and title of each signing officer under his or her signature.